                            SCHEDULE 14A INFORMATION


                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                    [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                          Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                                  Eureka Funds
                                 P.O. Box 182792
                            Columbus, Ohio 43218-2792

                (Name of Registrant as Specified in its Charter)

                            Martin E. Lybecker, Esq.
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Ste. 800 East
                             Washington, D.C. 20005

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined).: N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  1)   Amount previously paid:  N/A
                  2)   Form, Schedule or Registration Statement No.:  N/A
                  3)   Filing Party:  N/A
                  4)   Date Filed:  N/A

                       IMPORTANT SHAREHOLDER INFORMATION

                                  EUREKA FUNDS

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on important issues relating to Eureka Funds. The proxy card may be completed by checking the appropriate box voting for or against the specific proposal relating to Eureka Funds. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us or vote by telephone. Voting your proxy, and doing so promptly, enables Eureka Funds to avoid conducting additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                                  EUREKA FUNDS

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 21, 2001

     Notice is hereby given that a Special Meeting of the holders of units of beneficial interest ("Shareholders") of Eureka Funds (the "Meeting") will be held at 4:00 p.m. (Eastern Time) on June 21, 2001 at Eureka Funds' offices, 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

                          VOTE:                                       FUND(S) VOTING:
                          -----                                       ---------------
1. To elect five Trustees to the Board (four of whom are                 All Funds
   current Trustees and one of whom is a first-time
   nominee) to serve until the next meeting of
   Shareholders or until their successors are elected and
   qualified;

2. To approve an amendment to the investment objective of   Eureka Global Asset Allocation Fund
   the Eureka Global Asset Allocation Fund;

3. To ratify the selection of Ernst & Young LLP for the                  All Funds
   fiscal year ending September 30, 2001; and

4. To transact such other business as may properly come                  All Funds
   before the Meeting or any adjournment thereof

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each Shareholder is invited to attend the Meeting in person.

     Shareholders of record at the close of business on April 27, 2001 (the "Shareholders") are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                          By Order of the Trustees

                                          /s/ Martin R. Dean
                                          Martin R. Dean
                                          Secretary

May 25, 2001

SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN, IN THE ENCLOSED ENVELOPE, THE ACCOMPANYING PROXY CARD (OR VOTE BY TELEPHONE) WHICH IS BEING SOLICITED BY EUREKA FUNDS' BOARD OF TRUSTEES. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO EUREKA FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

TO EUREKA FUNDS SHAREHOLDERS:

     The purpose of this proxy is to announce that a Meeting of Shareholders of Eureka Funds (the "Trust") has been scheduled for June 21, 2001. The purpose of this Meeting is to submit to the Shareholders a vote (1) to elect five trustees to the Board of Trustees and (2) to approve an amendment to the investment objective of the Global Asset Allocation Fund.

     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card (or vote by telephone). In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted (or vote by telephone).

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call The Trust directly at 1-888-890-8121.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                          Sincerely,

                                          /s/ Sandra B. Souter
                                          Sandra B. Souter
                                          Vice President
                                          Eureka Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

                                  EUREKA FUNDS

     Q.  WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELECT FIVE TRUSTEES?

     A. Under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees may fill vacancies on the Board of Trustees or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, two of the Trust's five trustees have not been elected by shareholders. Under the 1940 Act, the Trust is also required to call a meeting of shareholders promptly to elect trustees if at any time less than a majority of the trustees have been elected by shareholders. By holding a meeting to elect trustees at this time, the Trust may be able to delay the time at which another shareholder meeting is required for the election of trustees, which will result in a savings of the costs associated with holding such a meeting.

     Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO AMEND THE INVESTMENT OBJECTIVE OF THE GLOBAL ASSET ALLOCATION FUND?

     A. The Board of Trustees, acting on advice from the Fund's Investment Adviser, believes that the new investment objective will provide better opportunities to exploit investment opportunities in the global capital markets. Changes in global capital markets over the last few years have reduced the ability of the Investment Adviser to find relative value opportunities by either tactically rebalancing between equities and fixed income, or by tactically rebalancing equity holdings amongst countries. The new investment objective will allow the Investment Adviser to increase the commitment of the Fund to global equity markets, and to pursue a more opportunistic strategy in those markets.

     Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

     A. In order to conduct the Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Trust as of April 27, 2001. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

     Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

     A. After careful consideration, the Board of Trustees of the Trust, including the independent members, recommends that you vote "FOR" the proposals. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

     Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

     A. If you have any questions regarding this proxy, please contact the Trust directly at 1-888-890-8121.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING

                                  EUREKA FUNDS
                                P.O. BOX 182792
                           COLUMBUS, OHIO 43218-2792
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 21, 2001
                            ------------------------

                                PROXY STATEMENT

     A COPY OF THE TRUST'S ANNUAL REPORT DATED SEPTEMBER 30, 2000, AND SEMI-ANNUAL REPORT DATED MARCH 31, 2001 IS AVAILABLE UPON REQUEST AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-888-890-8121.

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on June 21, 2001 at the Special Meeting of Shareholders of The Trust at 4:00 p.m. (Eastern Time) at 3435 Stelzer Road, Columbus, Ohio 43219. The cost of preparing and mailing the Notice of Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust. In the event that the Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those units of beneficial interest ("Shares") in favor of such proposal(s).

     Only Shareholders of record at the close of business on April 27, 2001 will be entitled to vote at the Meeting. On April 27, 2001, the Trust had outstanding the following number of Shares, each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote on each matter to be acted upon at the Meeting:

                        U.S. TREASURY OBLIGATIONS FUND:

Class A:          118,177,252.560
Class B:               10,075.130
Trust:             41,104,093.720

                            PRIME MONEY MARKET FUND:

Class A:          282,482,668.630
Class B:               10,074.360
Trust:             59,854,289.720

                          INVESTMENT GRADE BOND FUND:

Class A:              132,230.495
Class B:                1,217.868
Trust:             14,182,606.903

                         GLOBAL ASSET ALLOCATION FUND:

Class A:              127,443.601
Class B:                   87.902
Trust:              8,299,089.949

                                  EQUITY FUND:

Class A:              167,130.063
Class B:                3,045.305
Trust:             21,357,905.893

     The California Money Market Fund and the Active OTC Stock Fund had not commenced operations as of the date of this proxy statement. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about May 25, 2001.

     As of January 18, 2001, Sanwa, 601 S. Figueroa Street, Los Angeles, California 90017 was the beneficial shareholder of the outstanding voting shares of the Trust Shares of the Funds as follows: 73% of the U.S. Treasury Obligations Fund, 76% of the Prime Money Market Fund, 90% of the Investment Grade Bond Fund, 87% of the Global Asset Allocation Fund, and 86% of the Equity Fund. As a consequence, Eureka Investment Advisors, Inc. may be deemed to be a controlling person of the Trust under the 1940 Act.

     As of April 27, 2001, to the knowledge of the Trust's management, the Officers and Trustees of the Trust owned less than 1% of the outstanding Shares of the Trust, and such Officers and Trustees, as a group, owned less than 1% of the outstanding Shares of the Trust.

     The following table sets forth, as of April 27, 2001, the beneficial ownership of each current Trustee, each nominee for Trustee, each of the executive officers, the executive officers and Trustees as a group, and each shareholder known to management of the Trust to own beneficially more than 5% of the outstanding Shares of the Trust. Unless otherwise indicated, the Trust believes that the beneficial owner set forth in the table has sole voting and investment power.

                 U.S. TREASURY OBLIGATIONS FUND -- TRUST SHARES

               NAME AND ADDRESS OF                   NUMBER OF       PERCENT
                 BENEFICIAL OWNER                   SHARES OWNED     OF CLASS
               -------------------                  ------------    ----------
Sanwa Bank California                                18,499,631        45.0%
601 S. Figueroa Street
Los Angeles, CA 90017
Self-Insurers' Security Fund                          4,438,436        10.8%
1020 19th Street
Suite 200
Sacramento, CA 95814
Mintz, Irwin H. IRA Rollover                          3,070,119         7.5%
5202 Mountain Springs Ranch Rd.
La Verne, CA 91750

                U.S. TREASURY OBLIGATIONS FUND -- CLASS A SHARES

               NAME AND ADDRESS OF                   NUMBER OF       PERCENT
                 BENEFICIAL OWNER                   SHARES OWNED     OF CLASS
               -------------------                  ------------    ----------
Santa Ana Board of Ed                                10,528,623         8.9%
1601 E. Chestnut Ave.
Santa Ana, CA 92701
Citron Haligman Bedecarre Inc.                       10,522,050         8.9%
1160 Battery St., 4th Fl.
San Francisco, CA 94111
Sound Advantage LLC                                   7,132,177         6.0%
5 Park Plaza, Suite 1500
Irvine, CA 92614

                    PRIME MONEY MARKET FUND -- TRUST SHARES

               NAME AND ADDRESS OF                   NUMBER OF       PERCENT
                 BENEFICIAL OWNER                   SHARES OWNED     OF CLASS
               -------------------                  ------------    ----------
Episcopal Diocese Endowment                           3,086,073         5.2%
1055 Taylor Street
San Francisco, CA 94108

                   PRIME MONEY MARKET FUND -- CLASS A SHARES

               NAME AND ADDRESS OF                   NUMBER OF       PERCENT
                 BENEFICIAL OWNER                   SHARES OWNED     OF CLASS
               -------------------                  ------------    ----------
Trinet Employer Group Inc.                           37,537,754        13.3%
1301 E. 14th Street
San Leandro, CA 94577
Caremore Medical Group                               21,323,580         7.5%
P.O. Box 1567
Downey, CA 90240
Alameda Alliance For Health                          17,258,244         6.1%
1850 Fairway Drive
San Leandro, CA 94577

                       INVESTMENT GRADE BOND FUND -- N/A

                      GLOBAL ASSET ALLOCATION FUND -- N/A

                               EQUITY FUND -- N/A

INFORMATION ABOUT THE ADVISER

     Eureka Investment Advisors, Inc., 601 S. Figueroa Street, Los Angeles, California 90017, serves as the investment adviser to the Trust, subject to the general supervision of the Board of Trustees of the Trust, and is responsible for the day-to-day management of the investment portfolios. On May 1, 2001, Sanwa Bank California reorganized its investment advisory division to form Eureka Investment Advisors, Inc., a separate, wholly owned subsidiary of Sanwa Bank California. Following the reorganization, the management and investment advisory personnel of Sanwa Bank California that provided investment management services to the Eureka Funds will continue to do so as the personnel of Eureka Investment Advisors, Inc. This transaction is not an "assignment" of the investment advisory contract for purposes of the Investment Company Act of 1940, and, therefore, a shareholder vote was not required. Sanwa Bank California is a wholly-owned subsidiary of The Sanwa Bank Limited, of Japan. Established in 1972, Sanwa Bank California provides a full range of individual and business banking services through a network of more than 100 branches and offices statewide.

INFORMATION ABOUT THE PRINCIPAL UNDERWRITER AND ADMINISTRATOR

     BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the principal underwriter, administrator and distributor to the Trust.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                  INTRODUCTION

     This Meeting is being called for the following purposes: (1) to elect five Trustees to the Trust's Board of Trustees; (2) to amend the investment objective of the Global Asset Allocation Fund; (3) to ratify the selection of Ernst & Young LLP as the Fund's auditors for the fiscal year ending September 30, 2001, and (4) to transact such other business as may properly come before the Meeting or any adjournment thereof.

     Approval of Proposals (1), (2), and (4) require the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Trust present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Trust.

     Approval of Proposal (3) requires the affirmative vote of the lesser of:
(a) 67% or more of the outstanding Shares of the Eureka Global Asset Allocation Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares Eureka of the Global Asset Allocation Fund are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Eureka Global Asset Allocation Fund.

                    PROPOSAL (1)--ELECTION OF FIVE TRUSTEES
                       TO EUREKA FUNDS' BOARD OF TRUSTEES

     Proposal 1 relates to the election of Trustees of the Trust. The Board proposes the election of the five nominees named in the table below. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next Meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of each of the nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as the Board may recommend.

TRUSTEE INFORMATION

     This table shows the dollar range of shares of each equity fund of the Eureka Funds beneficially owned by each nominee as of April 27, 2001.

                                                                        AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
     NAME OF TRUSTEE OR       DOLLAR RANGE OF EQUITY SECURITIES IN THE  IN ALL FUNDS OVERSEEN OR TO BE OVERSEEN BY
          NOMINEE                              FUNDS                                TRUSTEE OR NOMINEE
     ------------------       ----------------------------------------  -------------------------------------------
Walter F. Beran                                $0                                         $0
David L. Buell                                 $0                                         $0
Donald H. Livingstone            Global Asset Allocation Fund:                        $1-$10,000
                                         $1 -- $10,000
                                   Equity Fund: $1 -- $10,000
Takashi Muraoka                                $0                                         $0
Howard Gould                     Global Asset Allocation Fund:                      over $100,001
                                       $10,001 -- $50,000
                                Equity Fund: $10,001 -- $50,000

     The Trustees, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                                                         PRINCIPAL OCCUPATION
                                        POSITION(S) HELD                DURING THE PAST 5 YEARS
    NAME, AGE, AND ADDRESS            WITH THE EUREKA FUNDS            AND PUBLIC DIRECTORSHIPS
    ----------------------       -------------------------------  -----------------------------------
Donald H. Livingstone, 58        Trustee since October 21, 1997   Director - Tropical Sportswear
                                                                  International Corporation, October
                                                                  1997 to present;
                                                                  Director -- California Independent
                                                                  Bancorporation, August 1998;
                                                                  Director -- Center for
                                                                  Entrepreneurship, Brigham Young
                                                                  University, 1994 to present;
                                                                  Professor - Marriott School of
                                                                  Business, Brigham and Young
                                                                  University, 1994 to present;
                                                                  Partner-Arthur Anderson LLP,
                                                                  1976-1995

Walter F. Beran, 74              Trustee since October 21, 1997   Chairman -- Pacific Alliance Group,
                                                                  Present; Board Member -- Hankin &
                                                                  Co., Present; Board Member -
                                                                  Fleetwood Enterprises, Inc.,
                                                                  Present; Board Member -- Ventas,
                                                                  Inc., Present; Retired, Vice
                                                                  Chairman -- Ernst & Young, 1986

Takashi Muraoka*, 46             Trustee since November 30, 1999  Vice Chairman/Head-Corporate
                                                                  Development Group -- Sanwa Bank
                                                                  California, November 1999 to
                                                                  present; Executive Vice
                                                                  President/Deputy Head -- Corporate
                                                                  Development Group -- Sanwa Bank
                                                                  California, August 1999 to October
                                                                  1999; Deputy General Manager --
                                                                  Human Resources Department-The
                                                                  Sanwa Bank, Limited, Tokyo,
                                                                  November 1994 to July 1999

David L. Buell, 63               Trustee since October 21, 1997   Manager of Business Development -
                                                                  East West Bank, January 2001 to
                                                                  present; Chairman and Chief
                                                                  Executive Officer -- Prime Bank
                                                                  February 1998 to January 2001;
                                                                  Owner (50%) -- Prime, LLC,
                                                                  1996-1998; Founder, Chairman &
                                                                  CEO -- Metrobank, 1978-1996

                                                                         PRINCIPAL OCCUPATION
                                        POSITION(S) HELD                DURING THE PAST 5 YEARS
    NAME, AGE, AND ADDRESS            WITH THE EUREKA FUNDS            AND PUBLIC DIRECTORSHIPS
    ----------------------       -------------------------------  -----------------------------------
Howard Gould*, 51                First-time Nominee               Vice Chairman - Community & Retail
                                                                  Banking Group -- Sanwa Bank
                                                                  California, April 1992 to present;
                                                                  Partner and Managing Director - The
                                                                  Secura Group, 1989 to 1992;
                                                                  Superintendent of Banks -- State of
                                                                  California, 1987-1989; Deputy
                                                                  Secretary of the California
                                                                  Business, Transportation & Housing
                                                                  Agency - State of California,
                                                                  1985-1987; Chief Deputy
                                                                  Superintendent of Banks -
                                                                  California State Banking
                                                                  Department; 1983- 1985; Vice
                                                                  President of Public Affairs - Wells
                                                                  Fargo Bank, 1979-1983.

---------------
* Indicates an "interested person" of the Trust as defined in the 1940 Act.

     The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees anticipate meeting at least four times during the current fiscal year to review the operations of the Trust and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust and various other service providers. The Trust currently pays the Independent Trustees an annual retainer of $3,000 and a fee of $3,000 per Board meeting attended.

     During the fiscal year ended September 30, 2000, there were four meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board.

                             COMPENSATION TABLE(1)

                                                      PENSION OR
                                  AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL   TOTAL COMPENSATION
                              COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON     FROM FUND PAID TO
  NAME OF PERSON, POSITION      FUND EXPENSES        FUND EXPENSES         RETIREMENT           TRUSTEE
  ------------------------    -----------------   -------------------   ----------------   ------------------
Donald H. Livingstone,             $15,000               None                 None              $15,000
  Trustee
Walter F. Beran, Trustee           $15,000               None                 None              $15,000
David L. Buell, Trustee            $15,000               None                 None              $15,000
Larry Layne, Trustee*(2)              None               None                 None                 None
Takashi Muraoka, Trustee*             None               None                 None                 None

---------------
* Indicates an "interested person" of the Trust as defined in the 1940 Act.

(1) Figures are for the Trust's fiscal year ended September 30, 2000.

(2) Larry Layne served as a Trustee from October 21, 1997 until December 31,
    2000.

COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

     The Trust has an Audit Committee which was created in November 1999 and adopted a written charter at that time. The Audit Committee is currently comprised of Messrs. Beran and Livingstone, neither of whom is an "interested person" of the Trust (the "Independent Trustees"). The Audit Committee will review financial statements and other audit-related matters for the Trust quarterly (and, as necessary, more frequently).

     Audit Fees

     The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Trust's annual financial statements for fiscal year ended September 30, 2000 amounted to $42,500.

     Financial Information System Design and Implementation Fees

     The aggregate fees billed by Ernst & Young LLP for professional services for directly or indirectly operating, or supervising the operation of information systems or local area networks for the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser and for designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the audit statements of the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for fiscal year ended September 30, 2000 amounted to $0.

     All Other Fees

     The aggregate fees billed by Ernst & Young LLP for professional services not captured above under the heading "Audit Fees" or "Financial Information System Design and Implementation Fees" for the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser for the fiscal year ended September 30, 2000 amounted to $13,218.43.

NOMINATIONS COMMITTEE

     The Trust has a Nominations Committee comprised of Messrs. Beran and Buell, which meets as often as deemed appropriate by the Nominations Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. The Nominations Committee met on April 27, 2001 and, following the completion of a review process, selected and recommended the election of the first-time nominee identified above. The Nominations Committee will consider nominees recommended by Shareholders. Such recommendations should be sent to the Nominations Committee, Eureka Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

     The Trust does not have a standing compensation committee or any committee performing similar functions.

OFFICERS

     The officers of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                          POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION
 NAME, AGE AND ADDRESS      THE EUREKA FUNDS                    DURING THE PAST 5 YEARS
 ---------------------    ---------------------   ----------------------------------------------------
Irimga McKay, 40          President               Senior Vice President, July 1993 to date, prior
                                                  thereto First Vice President of the Administrator
                                                  and Distributor, November 1988 to July 1993;
                                                  Regional Vice President, Continental Equities, June
                                                  1987 to November 1988; Assistant Wholesaler, VMS
                                                  Realty Partners (a real estate limited partnership),
                                                  May 1986 to June 1987

Sandra Souter, 39         Vice President          Vice-President of Client Services, BISYS Fund
                                                  Services (June 1999 to present); Vice-President,
                                                  First Union Bank (1996-May 1999); Manager of
                                                  Telewholesaling, BISYS Fund Services (1992-1995)

Martin R. Dean, 37        Secretary               Vice President of Administration Services of BISYS
                                                  Fund Services (1994-Present); Senior Manager, KPMG
                                                  Peat Marwick LLP (1987-1994)

Alaina V. Metz, 33        Assistant Secretary     Chief Administrative Officer of BISYS Fund
                                                  Services -- Blue Sky compliance (1995-Present);
                                                  Alliance Capital Management, L.P. (1989-1995)

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     The Trust as a whole must approve Proposal 1. This means that approval of Proposal 1 requires the affirmative vote of: (a) 67% or more of the Shares of the Trust as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust as a whole, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE TRUST VOTE TO ELECT
                                  THE NOMINEES
                           TO THE BOARD OF TRUSTEES.

        PROPOSAL (2)--APPROVAL OF AMENDMENT TO THE INVESTMENT OBJECTIVE
                      OF THE GLOBAL ASSET ALLOCATION FUND

     Current Investment Objective:   The Global Asset Allocation Fund seeks a
                                     balance of income and long-term capital
                                     appreciation.

     Proposed Investment Objective: The Global Fund seeks long-term capital growth.

ANALYSIS OF PROPOSED CHANGE:

     The Investment Advisor to the Eureka Funds has recommended important changes to the investment objective of the Eureka Global Asset Allocation Fund that are intended to make this a more profitable investment vehicle for Eureka Shareholders. Specifically, these changes will transform the Fund from a portfolio of global investments in stocks and bonds with a focus on investing on a country-by-country basis into a global stocks-only portfolio invested more with a focus on global industrial sectors. Under normal circumstances, the Fund will no longer invest a significant portion of its assets in bonds, but will maintain a high degree of diversification across the stocks of U.S., foreign, and multinational companies. Accordingly, the Eureka Global Asset Allocation Fund will be renamed the Eureka Global Fund. The new investment objective is superior because it will allow the Investment Adviser to take advantage of opportunities presented by the global capital market integration that has increasingly become a fixture of world markets over the last few years. These opportunities now exist because of changes in the interrelationships of industrial sectors across international boundaries, the growing mobility of global capital, and the increasing dominance of multinational companies in the global marketplace.

RISK DISCLOSURE

     If the proposed change to the investment policy of the Fund is approved, the Fund will no longer invest a significant portion of its assets in bonds, but will invest in the stocks of U.S., foreign, and multinational companies. As a result, the Fund will be exposed to more risk and volatility. In particular, the Fund will be exposed to additional market risk. Market risk is the possibility that the Fund's investments in equity securities will decline because of drops in the stock market. Stock markets tend to move in cycles, with periods of either rising or falling prices. The value of your investment will fluctuate in response to these movements.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     The shareholders of the Eureka Global Asset Allocation Fund must approve Proposal 2. This means that approval of Proposal 2 requires the affirmative vote of: (a) 67% or more of the Shares of the Eureka Global Asset Allocation Fund present at the Meeting, if the holders of more than 50% of the outstanding Shares of the Eureka Global Asset Allocation Fund are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Eureka Global Asset Allocation Fund, whichever is less.

              PROPOSAL (3)--RATIFICATION OF SELECTION OF AUDITORS

     Proposal 3 relates to the ratification or rejection of the Fund's independent auditors. The Board selected the firm of Ernst & Young LLP (Ernst & Young), 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, as auditors of the Fund for the current fiscal year. Ernst & Young has examined and reported on the fiscal year-end financial statements, dated September 30, 2000, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the board's selection of Ernst & Young for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

     Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     The Trust as a whole must approve Proposal 3. This means that approval of Proposal 3 requires the affirmative vote of: (a) 67% or more of the Shares of the Trust as a whole present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust as a whole, whichever is less.

                          PROPOSAL (4)--OTHER BUSINESS

     The Trustees know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before May 25, 2001, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

                             ADDITIONAL INFORMATION

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY

     If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Shareholder proposals to be presented at any future meeting of Shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusions in the proxy materials relating to that meeting.

     If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. Shareholders may also vote by telephone.

MAY 25, 2001

YOUR VOTE IS IMPORTANT. YOU CAN HELP EUREKA FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY:

        MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE.

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

Certain shareholders of the Trust Shares who have not returned their proxy card may be contacted by a representative of the Eureka Funds and requested to submit their completed proxy card via facsimile.

                                  EUREKA FUNDS

                             PROXY FOR A MEETING OF
                         SHAREHOLDERS ON JUNE 21, 2001

This proxy is solicited by the Board of Trustees of Eureka Funds for use at a Special Meeting of Shareholders ("Meeting") to be held on June 21, 2001 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Sandra Souter and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1)      Election of Trustees.

FOR nominees             WITHHOLD              Nominees:  Donald H. Livingstone
listed (except as        AUTHORITY                        Walter F. Beran
marked to the right)     to vote for all                  David L. Buell
                         nominees listed                  Takashi Muraoka
                                                          Howard Gould

[     ]                  [     ]               To withhold authority to vote for
                                               any individual nominee, write
                                               that nominee's name on the line
                                               below.

                                               ---------------------------------


PROPOSAL (3)      Selection of Ernst & Young LLP.

FOR                      AGAINST                          ABSTAIN
[     ]                  [     ]                          [     ]


PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

FOR                      AGAINST                          ABSTAIN
[     ]                  [     ]                          [     ]


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 25, 2001 and the Proxy Statement attached hereto:


                  ------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  ------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE
                    PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                              OR

TO VOTE BY TELEPHONE
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call 1-800-690-6903.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

                *DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                       EUREKA GLOBAL ASSET ALLOCATION FUND

                             PROXY FOR A MEETING OF
                         SHAREHOLDERS ON JUNE 21, 2001

This proxy is solicited by the Board of Trustees of Eureka Funds for use at a Special Meeting of Shareholders of the Global Asset Allocation Fund ("Meeting") to be held on June 21, 2001 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Sandra Souter and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1)       Election of Trustees.

FOR nominees             WITHHOLD              Nominees:  Donald H. Livingstone
listed (except as        AUTHORITY                        Walter F. Beran
marked to the right)     to vote for all                  David L. Buell
                         nominees listed                  Takashi Muraoka
                                                          Howard Gould

[     ]                  [     ]               To withhold authority to vote for
                                               any individual nominee, write
                                               that nominee's name on the line
                                               below.

                                               ---------------------------------


PROPOSAL (2) Approval of amendment to investment objective of the Global Asset Allocation Fund.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]

PROPOSAL (3)      Selection of Ernst & Young LLP.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]

PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 25, 2001 and the Proxy Statement attached hereto:


                  -------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  -------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------

                IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE
                    PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                       OR

TO VOTE BY TELEPHONE
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call 1-800-690-6903.
3.  Enter the 12-digit Control Number found on your Proxy Card.
4.  Cast your vote using the easy-to-follow instructions.

TO VOTE BY MAIL
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.



                *DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

                                  EUREKA FUNDS

                             PROXY FOR A MEETING OF
                         SHAREHOLDERS ON JUNE 21, 2001

This proxy is solicited by the Board of Trustees of Eureka Funds for use at a Special Meeting of Shareholders ("Meeting") to be held on June 21, 2001 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Sandra Souter and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1)      Election of Trustees.

FOR nominees             WITHHOLD              Nominees:  Donald H. Livingstone
listed (except as        AUTHORITY                        Walter F. Beran
marked to the right)     to vote for all                  David L. Buell
                         nominees listed                  Takashi Muraoka
                                                          Howard Gould

[     ]                  [     ]               To withhold authority to vote for
                                               any individual nominee, write
                                               that nominee's name on the line
                                               below.

                                               ---------------------------------


PROPOSAL (3)      Selection of Ernst & Young LLP.

FOR                      AGAINST                          ABSTAIN
[     ]                  [     ]                          [     ]


PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

FOR                      AGAINST                          ABSTAIN
[     ]                  [     ]                          [     ]


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 25, 2001 and the Proxy Statement attached hereto:


                  ------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  ------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------


                  IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE
                    PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                              OR

VOTE BY TOLL-FREE PHONE CALL
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call the toll-free number 1-800-979-8244 and speak to a representative.

TO VOTE BY MAIL
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

              *DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

Certain shareholders of the Trust Shares who have not returned their proxy card may be contacted by a representative of the Eureka Funds and requested to submit their completed proxy card via facsimile.

                       EUREKA GLOBAL ASSET ALLOCATION FUND

                             PROXY FOR A MEETING OF
                         SHAREHOLDERS ON JUNE 21, 2001

This proxy is solicited by the Board of Trustees of Eureka Funds for use at a Special Meeting of Shareholders of the Global Asset Allocation Fund ("Meeting") to be held on June 21, 2001 at 4:00 p.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219.

The undersigned hereby appoints Sandra Souter and Martin R. Dean, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Meeting and at any and all adjournments thereof, all Shares in Eureka Funds held of record by the undersigned on the record date for the Meeting, upon the following matters and upon any other matter which may come before the Meeting in their discretion.

PROPOSAL (1)       Election of Trustees.

FOR nominees             WITHHOLD              Nominees:  Donald H. Livingstone
listed (except as        AUTHORITY                        Walter F. Beran
marked to the right)     to vote for all                  David L. Buell
                         nominees listed                  Takashi Muraoka
                                                          Howard Gould

[     ]                  [     ]               To withhold authority to vote for
                                               any individual nominee, write
                                               that nominee's name on the line
                                               below.

                                               ---------------------------------


PROPOSAL (2) Approval of amendment to investment objective of the Global Asset Allocation Fund.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]

PROPOSAL (3)      Selection of Ernst & Young LLP.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]

PROPOSAL (4) Transaction of such other business as may properly come before the Meeting.

FOR                      AGAINST               ABSTAIN
[     ]                  [     ]               [     ]


Every properly executed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote FOR the below-enumerated proposals.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated May 25, 2001 and the Proxy Statement attached hereto:


                  -------------------------------------------------------------
                  Signature(s) of Shareholder(s)


                  -------------------------------------------------------------
                  Signature(s) of Shareholder(s)

                  Date:                                                , 2001
                        -----------------------------------------------

                IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, Trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


                *** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE
                    PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***

                                       OR

VOTE BY TOLL-FREE PHONE CALL
1.  Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2.  Call the toll-free number 1-800-979-8244 and speak to a representative.

TO VOTE BY MAIL
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

              *DO NOT MAIL THE PROXY CARD IF VOTING BY TELEPHONE.

Certain shareholders of the Trust Shares who have not returned their proxy card may be contacted by a representative of the Eureka Funds and requested to submit their completed proxy card via facsimile.